UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 8, 2004

CELERITEK, INC.

(Exact name of registrant as specified in its charter)

CALIFORNIA	0-23576	77-0057484

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

3236 Scott Boulevard
Santa Clara, CA 95054
(Address of principal executive offices, including zip code)

(408) 986-5060
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1

Item 9.01. Financial Statements and Exhibits

     This amendment to the Current Report on Form 8-K, filed by Registrant on July 9, 2004, is being filed in order to refile Exhibit 10.1 and the exhibits attached thereto.

(c) Exhibits.

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated as of July 8, 2004, by and between Teledyne Wireless, Inc. and Celeritek, Inc.**

2.2	Form of Voting Agreement between Teledyne Wireless, Inc. and each of the director of Celeritek, Inc. and their affiliated investment funds that hold Celeritek, Inc. shares**

10.1	Supply Agreement by and between Celeritek, Inc. and Teledyne Wireless, Inc. (d/b/a Teledyne Microwave)*

99.1	Press Release issued by Teledyne and Celeritek on July 8, 2004**

*	Confidential treatment has been requested for certain portions of this exhibit.
**	Previously filed on Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 9, 2004 (File No. 0-23576).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELERITEK, INC.

By:	/s/ Margaret E. Smith

Margaret E. Smith
Vice President, Finance and Chief Financial Officer

Date: August 26, 2004

EXHIBIT INDEX

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated as of July 8, 2004, by and between Teledyne Wireless, Inc. and Celeritek, Inc.**

2.2	Form of Voting Agreement between Teledyne Wireless, Inc. and each of the director of Celeritek, Inc. and their affiliated investment funds that hold Celeritek, Inc. shares**

10.1	Supply Agreement by and between Celeritek, Inc. and Teledyne Wireless, Inc. (d/b/a Teledyne Microwave)*

99.1	Press Release issued by Teledyne and Celeritek on July 8, 2004**

*	Confidential treatment has been requested for certain portions of this exhibit.
**	Previously filed on Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 9, 2004 (File No. 0-23576).